Exhibit (a)(1)(B)

Letter of Transmittal

to Tender Shares of Common Stock

of

Monogram Biosciences, Inc.

at

$4.55 Net Per Share

Pursuant to the Offer to Purchase,

Dated July 1, 2009

by

Mastiff Acquisition Corp.

a direct wholly-owned subsidiary of

Laboratory Corporation of America Holdings

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY ON WEDNESDAY, JULY 29, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail or Overnight Courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	By Hand: American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane New York, NY 10038
By Facsimile Transmission: (For Eligible Institutions Only) (718) 234-5001

For assistance call: 877-248-6417 or 718-921-8317

Delivery of this letter of transmittal to an address other than as set forth above does not constitute a valid delivery. You must sign this letter of transmittal in the appropriate space provided therefor and complete the Substitute Form W-9. The instructions set forth in this letter of transmittal should be read carefully before this letter of transmittal is completed.

DESCRIPTION OF SHARES TENDERED
Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certficate(s))	Shares Tendered (Attach additional signed list if necessary)
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares Tendered
* Need not be completed if transfer is made by book-entry transfer. ** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

This letter of transmittal is to be used by stockholders of Monogram Biosciences, Inc., either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in, and pursuant to the procedures set forth in, Section 3 of the offer to purchase). Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the offer to purchase) with respect to, their Shares, and all other documents required hereby to the Depositary before the Expiration Date (as defined in the offer to purchase) may tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the offer to purchase. See Instruction 2.

Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

Please read the instructions carefully before completing this Letter of Transmittal.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If delivered by book-entry transfer check box: ☐

Account Number

Transaction Code Number

☐	CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of Shares represented by the lost or destroyed certificates

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be issued in the name of someone other than the undersigned.

Issue:

☐	Check
☐	Certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security Number)

Credit Shares delivered by book-entry transfer and not purchased to the DTC Account set forth below

 (DTC Account Number)

(Number of Account Party)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares tendered and accepted for payment and/or certificates for Shares not tendered or not accepted for payment is/are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

Deliver:

☐	Check
☐	Certificate(s) to:

Name

(Please Print)

Address

(Include Zip Code)

(Tax Identification or Social Security Number)

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby tenders to Mastiff Acquisition Corp., a Delaware corporation (the “Purchaser”) and direct wholly-owned subsidiary of Laboratory Corporation of America Holdings, a Delaware corporation (“LabCorp”), the above described shares of common stock, par value $0.001 per share (collectively, the “Shares” and each, a “Share”), of Monogram Biosciences, Inc., a Delaware corporation (“Monogram”), upon the terms and subject to the conditions set forth in the offer to purchase, dated July 1, 2009 (the “offer to purchase”), and this letter of transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “offer”), receipt of which is hereby acknowledged.

Upon the terms of the offer, and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to the Shares tendered herewith and any other securities or rights issued or issuable in respect of the Shares on or after the date of the offer to purchase and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares (and any such other securities or rights) or of the undersigned’s rights with respect to such Shares (and any such other securities or rights) (a) to deliver certificates for such Shares (and any such other securities or rights) or transfer ownership of such Shares (and any such other securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other securities or rights) for transfer on Monogram’s books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other securities or rights), all in accordance with the terms and subject to the conditions of the offer.

The undersigned represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other securities or rights issued or issuable in respect of such Shares on or after the date of the offer to purchase) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Depositary or the Purchaser to complete the sale, assignment and transfer of the tendered Shares (and any such other securities or rights) to the Purchaser.

All authority conferred or agreed to be conferred in this letter of transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the offer to purchase, the tender of Shares hereby is irrevocable.

The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at the special meeting in connection with the merger, as defined in the offer to purchase, if any, and to the extent permitted by applicable law and under Monogram’s certificate of incorporation and bylaws, any other annual, special or adjourned meeting of Monogram’s stockholders or otherwise to execute any written consent concerning any matter, and to otherwise act as each such attorney-in-fact and proxy or his, her or its substitute shall in his, her or its sole discretion deem proper with respect to the Shares tendered hereby that have been accepted for payment by the Purchaser before the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other securities or rights issued or issuable in respect of such Shares on or after the date of the offer to purchase). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the offer to purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned with respect to such Shares (or such other securities or rights).

The Purchaser’s acceptance for payment of Shares validly tendered according to any of the procedures described in the offer to purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the offer (and if the offer is extended or amended, the terms and conditions of such extension or amendment). Without limiting the foregoing, if the price to be paid in the offer is amended in accordance with the merger agreement (as defined in the offer to purchase), the price to be paid to the undersigned will be the amended price despite the fact that a different price is stated in this letter of transmittal. Under certain circumstances set forth in the offer to purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby. All questions as to validity, form and eligibility of any tender of Shares hereby will be determined by the Purchaser (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding.

The Purchaser reserves the right to assign to LabCorp and/or one or more wholly-owned subsidiaries of LabCorp any of its rights under the merger agreement, including the right to purchase Shares tendered in the offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the offer and will in no way prejudice the undersigned’s rights to receive payment for Shares validly tendered and accepted for payment in the offer.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The Purchaser has no obligation under the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

IMPORTANT

STOCKHOLDER(S) SIGN HERE

(Also complete Substitute Form W-9 set forth herein)

(Signature(s) of Stockholder(s))

(Signature(s) of Stockholder(s))

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following and see Instruction 5.

Dated:                     ,

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Including Zip Code)

Daytime Area Code and Telephone Number:

Employer Identification or Social Security Number:

(See Substitute Form W-9 contained herein)

IF REQUIRED—GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

Authorized Signature

Name:

(Please Print)

Title:

(Please Print)

Name of Firm:

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number

Dated:                     ,

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required on this letter of transmittal if (a) this letter of transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this letter of transmittal or (b) the Shares tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent Medallion Program, or other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (such institution, an “Eligible Institution”). In all other cases, all signatures on this letter of transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If a Share certificate is registered in the name of a person other than the signer of this letter of transmittal, or if payment is to be made, or a Share certificate not tendered or not accepted for payment is to be returned, to a person other than the registered holder of the certificates surrendered, then the tendered Share certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the Share certificate, with the signature(s) on the certificates or stock powers guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This letter of transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made according to the procedures for book-entry transfer set forth in Section 3 of the offer to purchase. For a stockholder to validly tender Shares pursuant to the offer, either (a) a properly completed and duly executed letter of transmittal, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein before the Expiration Date (as defined in the offer to purchase) and either certificates for the tendered Shares must be received by the Depositary at one of such addresses or the Shares must be delivered according to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the offer to purchase) must be received by the Depositary), in each case, before the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the offer to purchase.

Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer before the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery according to the guaranteed delivery procedures set forth in Section 3 of the offer to purchase. Under such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary before the Expiration Date and (c) either (i) the Share certificates together with a properly completed and duly executed letter of transmittal, with any required signature guarantees, and any other documents required by this letter of transmittal must be received by the Depositary within three trading days after the date of execution of the Notice of Guaranteed Delivery or (ii) in the case of a book-entry transfer effected according to the book-entry transfer procedures described in the offer to purchase, either a properly completed and duly executed letter of transmittal, and any required signature guarantees, or an Agent’s Message, and any other documents required by this letter of transmittal, must be received by the Depositary, such Shares must be delivered according to the book-entry transfer procedures and a Book-Entry Confirmation must be received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which shares are listed for quotation on the NASDAQ Global Market.

The term “Agent’s Message” means a message, transmitted through electronic means by the Book-Entry Transfer Facility in accordance with the normal procedures of the Book-Entry Transfer Facility and the Depositary to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant tendering the Shares that are the subject of Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the letter of transmittal and that the Purchaser may enforce such agreement against the participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office. For Shares to be validly tendered during any subsequent offering period, the tendering stockholder must comply with the foregoing procedures, except that the required documents and certificates must be received before the expiration of the subsequent offering period. Delivery of documents to the Book-Entry Transfer Facility in accordance with its procedures does not constitute delivery to the Depositary.

The method of delivery of Shares, this letter of transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary. Shares will be deemed delivered only when actually received by the Depositary. If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this letter of transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders (Only Applicable to Holders of Share Certificates). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this letter of transmittal, promptly after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this letter of transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal, as there are different registrations of Certificates.

If this letter of transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

When this letter of transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

If the certificates for Shares are registered in the name of a person other than the signer of this letter of transmittal, or if payment is to be made or certificates for Shares not tendered or not accepted for payment are to be returned to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) or owner(s) appear(s) on the certificates, with the signature(s) on the certificate(s) or stock power(s) guaranteed as aforesaid. See Instruction 1.

6. Stock Transfer Taxes. The Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it, or its order, in the offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificate(s) for Shares are registered in the name of any person(s) other than the person(s) signing this letter of transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer will be deducted from the price to be paid in the offer unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this letter of transmittal.

7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this letter of transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed.

8. Waiver of Conditions. The Purchaser reserves the absolute right in its reasonable discretion to waive any of the specified conditions of the offer, other than the Minimum Condition, in the case of any Shares tendered.

9. Important Tax Information and Substitute Form W-9. Under U.S. federal income tax law, payments made to stockholders in exchange for Shares tendered pursuant to the offer may be subject to backup withholding. In order to avoid such backup withholding, U.S. federal income tax law generally requires that if your Shares are accepted for payment, you or your assignee (in either case, the “Payee”) must provide the Purchaser or its assignee (in either case, the “Payer”) with the Payee’s correct Taxpayer Identification Number (“TIN”), which, in the case of a Payee who is an individual, is the Payee’s social security number. If the Payer is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and backup withholding in an amount equal to 28% of the gross proceeds received in the offer. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

To prevent backup withholding, each Payee must provide such Payee’s correct TIN by completing the “Substitute Form W-9” set forth herein, certifying that (a) the TIN provided is correct, (b) (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the IRS that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Payee that such Payee is no longer subject to backup withholding, and (c) the Payee is a U.S. Person (including a U.S. resident alien).

If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Specific Instructions”) for instructions on applying for a TIN and apply for a TIN. If the Payee does not provide such Payee’s TIN to the Payer by the time of payment, backup withholding will apply.

Certain Payees (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should check the “Exempt from backup withholding” box on the Substitute Form W-9. See the W-9 Specific Instructions for additional instructions. In order for a nonresident alien individual or foreign entity to establish its exemption from backup withholding, such person must submit an appropriate and properly completed Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Depositary or from the IRS at its Internet website: www.irs.gov.

IT IS RECOMMENDED THAT PAYEES CONSULT THEIR TAX ADVISORS REGARDING BACKUP WITHHOLDING.

10. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to D.F. King & Co., Inc., the Information Agent, or to Greenhill & Co., LLC, the Dealer Manager, at their respective addresses listed below. Additional copies of the offer to purchase, this letter of transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the appropriate box on this letter of transmittal and indicating the number of Shares so lost, destroyed or stolen, or call the Transfer Agent for the Shares, American Stock Transfer & Trust Company, at (877) 248-6417. The Transfer Agent will then instruct the stockholder as to the steps that must be taken to replace the certificate. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE IF SUBMITTED IN LIEU OF A LETTER OF TRANSMITTAL, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE OF THE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED ACCORDING TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE BEFORE THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

THIS FORM MUST BE COMPLETED BY ALL TENDERING U.S. HOLDERS.

See Section 5 of the Offer to Purchase and the enclosed Guidelines for Certification of Taxpayer

Identification Number on Substitute Form W-9

Substitute Form W-9 Request for Taxpayer Identification Number and Certification

PAYER’S NAME: American Stock Transfer & Trust Company

Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)

Name:

Address:

City, State, and Zip Code:

☐ Exempt from backup withholding

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS

Enter your taxpayer identification number in the appropriate box.

For most individuals this is your social security number. If you do not have a number, see the enclosed Guidelines.

If you are awaiting a number, write “Applied For” in the box.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines on which number to give the payer.

Social Security Number Employer Identification Number

Certification—Under penalties of perjury, I certify that:

(1)    the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see “Signing the Certification” under “Specific Instructions” in the enclosed Guidelines.

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE “TIN” ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under the penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at the location and telephone numbers set forth below. Additional copies of the offer to purchase, letter of transmittal and other tender offer materials may be directed to the Information Agent at the location and telephone numbers set forth below.

The Information Agent for the offer is:

D. F. King & Co., Inc.

48 Wall Street

22nd Floor

New York, NY 10005

Banks and Brokerage Firms, Please Call: (212) 269-5550

Stockholders Call Toll Free: (800) 549-6746

Email: monogram@dfking.com

The Dealer Manager for the offer is:

Greenhill & Co., LLC

300 Park Avenue

New York, New York 10022

Call Toll Free: (888) 504-7336